COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2021
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
9. COMMITMENTS AND CONTINGENCIES

The Company may become a party to various legal proceedings generally incidental to its business and is subject to a variety of environmental and pollution control laws and regulations. As is the case with other companies in similar industries, the Company faces exposure from actual or potential claims and legal proceedings. Although the ultimate disposition of legal proceedings cannot be predicted with certainty, it is the opinion of the Company's management that the outcome of any claim which might be pending or threatened, either individually or on a combined basis, will not have a materially adverse effect on the financial position of the Company, but could materially affect the Company's results of operations in a given year.

No material claims have been filed against the Company or are outstanding as of June 30, 2021.

The Company’s newbuilding program consists of two Suezmax newbuildings for delivery in 2022 ordered from Samsung shipyard in South Korea. The Company has as of June 30, 2021, capitalized $11.8 million related to the shipbuilding contracts for the two newbuildings. The payments are presented in the consolidated balance sheets as Vessels under Construction. The remaining commitments as of June 30, 2021, under these contracts are $99.0 million in total. Subsequent to June 30, 2021, the Company has paid further $11.0 million of the commitments. The then remaining commitments are mainly due in 2022 and are secured by financing arrangements secured in 2020. We refer to footnote 4 for further information related to the financing of the newbuildings.